Fourth Quarter Fiscal 2016 Results August 11, 2016 EXHIBIT 99.2

Cautionary Statement August 11, 2016 2 This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Such forward - looking statements involve known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from the projections and estimates contained herein and include, but are not limited to : anticipated production and returns from our stream and royalty properties, Centerra’s proposed acquisition of Thompson Creek Metals Company, the proposed amendment to our stream at Mount Milligan and that it will be value neutral to us, Centerra’s plans to improve recoveries at Mount Milligan as proposed owner of Mount Milligan, estimated percentages of precious and base metals expected from Mount Milligan and from the Company’s stream over the life of the mine ; forecasts of increased production and project updates from the operators of the Company’s royalty and stream properties at Pueblo Viejo, Peñasquito, Wassa and Prestea and Rainy River, our estimated DD&A statements regarding creating long - term value . Factors that could cause actual results to differ materially from these forward-looking statements include, among others : the risks inherent in construction, development and operation of mining properties, including those specific to new mines being developed and operated in foreign countries ; changes in gold, silver and copper, nickel and other metals prices ; performance of and production at properties ; decisions and activities of the Company’s management ; unexpected operating costs, decisions and activities of the operators of the Company’s royalty and stream properties ; changes in operators’ mining and processing techniques or royalty calculation methodologies ; resolution of regulatory and legal proceedings(including with Vale with respect to Voisey’s Bay) ; unanticipated grade, geological, metallurgical, environmental, processing or other problems at the properties ; inaccuracies in technical reports and reserve estimates ; revisions by operators of reserves, resources, mineralization or production estimates ; changes in project parameters as plans of the operators are refined ; the results of current or planned exploration activities ; the ability of operators of development properties to finance construction to project completion and bring projects into production and operate them in accordance with feasibility studies ; errors or disputes in calculating royalty payments or stream deliveries, or payments or deliveries not made in accordance with royalty or stream agreements ; the liquidity and future financial needs of the company ; economic and market conditions ; variations between operators’ production estimates and our estimates of net GEOs ; the impact of future acquisitions and royalty and stream financing transactions ; litigation ; and risks associated with conducting business in foreign countries, including application of foreign laws to contract and other disputes, environmental laws, enforcement and uncertain political and economic environments . These risks and other factors are discussed in more detail in the Company’s public filings with the Securities and Exchange Commission . Statements made herein are as of the date hereof and should not be relied upon as of any subsequent date . The Company’s past performance is not necessarily indicative of its future performance . The Company disclaims any obligation to update any forward-looking statements . Third - party information : The Company does not own, develop or mine the properties on which it holds stream or royalty interests . Certain information provided in this presentation has been provided to the Company by the operators of those properties or is publicly available information filed by these operators with applicable securities regulatory bodies, including the Securities and Exchange Commission . The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of such third - party information and refers readers to the public reports filed by the operators for information regarding those properties .

Today’s Speakers Tony Jensen President and CEO Stefan Wenger CFO and Treasurer 3 August 11, 2016 Mark Isto VP Operations

Delivering on our Objectives Quality Mount Milligan to be acquired by Centerra Gold Peñasquito Pyrite Leach Project approved by Goldcorp Pueblo Viejo tailings expansion pre - feasibility Opportunity Another $25 million of debt paid down in FQ4 >$ 500 million of existing liquidity Growth New investments fully integrated into financial results First sales of silver from Pueblo Viejo Record annual revenue 4 August 11, 2016

Growth Streaming Business Drives Excellent Results 5 August 11, 2016 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Revenue Net Gold Equivalent Ounces Reported Earnings Operating Cash Flow Dividends Paid $USD Millions Fourth Quarter 2015 Fourth Quarter 2016 +28% +21% +38% +12% +5%

Centerra(CG) and Thompson Creek (TCM) entered into an Arrangement Agreement Centerra to acquire Thompson Creek, all stakeholders addressed » Mount Milligan streaming agreement to be amended o Royal Gold maintains economic interest equivalent to the current arrangement o Closing expected second half of 2016 Centerra is evaluating opportunities to increase gold and copper recoveries by 1 : » Adding additional flotation capacity » Adding additional regrind capacity » Developing a geo - metallurgical model » Leaching flotation tailings Excellent outcome for all stakeholders 6 Quality Centerra Gold to Acquire Thompson Creek August 11, 2016 1 See Centerra Gold’s press release dated July 5, 2016.

7 Quality Royal Gold Value at Mount Milligan Preserved Existing Stream (deliveries continue up to ~5 months after CG - TCM deal closes): » 52.25% of gold, payment of $435 per ounce of gold delivered Amended Stream (deliveries begin ~5 months after CG - TCM deal closes): » 35% of gold, payment of $435 per ounce of gold delivered » 18.75% of copper, payment of 15% of prevailing copper spot price per metric tonne delivered Amendment estimated to be value - neutral on a discounted cash flow basis 0 400,000 800,000 1,200,000 1,600,000 0 30,000 60,000 90,000 120,000 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 Net Gold Equivalent Ounces 1 Current (left) Amended (left) Current Cumulative (right) Amended Cumulative (right) 1 Pro - Forma net gold equivalent ounces calculated as Royal Gold’s estimated revenue from Mount Milligan less applicable stream p ayments, divided by consensus gold price as of June 27, 2016. Volume based on Thompson Creek’s latest publicly filed technical report on SEDAR. Production subject t o r isks outlined on slide 2. August 11, 2016

» Expected to deliver ~50,000 GEOs of production per year to Royal Gold 1 » Gold and silver deliveries to Royal Gold coming in as expected » Latest Update (Barrick’s share) 2 : o Barrick reiterated 2016 production forecast of 600,000 - 650,000 ounces and at all - in sustaining costs of $550 - $590 per ounce o Prefeasibility to be commissioned in H2 2016 to evaluate possible increase in tailings storage capacity – potential to move a significant portion of the mine’s 7.7 million ounces of gold and 44.7 million ounces of silver in M+I Resources to Reserves 3 Quality Pueblo Viejo 8 Pueblo Viejo – Barrick Gold (60% interest), Dominican Republic August 11, 2016 1 Estimates are based on future projections provided to Royal Gold by the operators and assuming constant $1,200 gold. 2 See Barrick’s press release dated July 27,2016. 3 Estimated in accordance with National Instrument 43 - 101 as required by Canadian securities regulatory authorities. Estimates are as of December 31, 2015, unless otherwise noted.

» Expected to deliver an incremental ~100,000 - 140,000 ounces of gold and 4 - 6 million ounces of silver per year to Goldcorp » All metals subject to Royal Gold’s 2% Net Smelter Return royalty Quality Exciting new Pyrite Leach Project at Peñasquito 9 Peñasquito – Goldcorp, Mexico August 11, 2016 1 Calendar quarters. Source: Goldcorp presentation, July 28, 2016. 1

Wassa and Prestea – Golden Star Resources, Ghana 10 Quality Wassa and Prestea Transition to Underground » Latest Update 1 : » Golden Star’s total 2016 gold production expected to be 180,000 - 205,000 ounces » Expect new sources of ore will increase annual production by ~25% starting late 2017: o Underground stoping at Wassa has begun in the moderate grade F Shoot — Higher grade B Shoot scheduled to be accessed in early 2017 o Prestea underground activities continue to advance according to schedule — Stoping at Prestea underground expected to start in the second quarter of 2017 August 11, 2016 1 See Golden Star’s press release dated July 25, 2016.

» Latest Update 1 : o Overall construction progress is currently 40% complete o Installation of mechanical, piping, electrical and instrumentation underway in grinding building and primary crusher o Received approval to begin pumping an initial amount of water from Pinewood river to water management facility for storage o Approvals to commence remediation work on water management facilities expected in the coming weeks o Final submission of redesigns to tailings management facility planned for mid - August August 11, 2016 11 Quality Rainy River In Construction Rainy River – New Gold, Canada 1 See New Gold’s press release dated July 27, 2016 .

Fourth quarter revenue of $94.1 million FY16 tax rate of ~20%, consistent with earlier guidance FY16 DD&A of ~$460 per GEO, expected to be $450 - $500 for FY2017 Opportunity Financial Results & Current Liquidity 12 Date Item ($USD millions) June 30, 2016 Undrawn Revolver $375.0m June 30, 2016 Working Capital $142.1m June 30, 2016 Total Available Liquidity $517.1m Strong and Growing Operating Cash Flow Fiscal Fourth Quarter Operating Cash Flow $49.2m Near - Term Conditional Commitments Existing conditional commitments at Rainy River ($75 million) and Golden Star ($50 million, of which $20 million was advanced on July 1, 2016) expected to be funded primarily through cash flow from operations $125m August 11, 2016

13 Royal Gold Vision & Strategy We create long term value by providing leverage and optionality to gold price and reserve upside by: » Providing a portfolio of assets in some of the best gold districts in the world » Maintaining a fixed cost structure » Capital allocation discipline Gold Focused Pay a Growing and Sustainable Dividend Invest at the Troughs and be Patient at the Top Reinvest Free Cash Flow in Long Lived Properties Be the Most Valuable, Not Necessarily the Largest August 11, 2016

1660 Wynkoop Street, #1000 Denver, CO 80202 - 1132 303.573.1660 info @royalgold.com www.royalgold.com 1660 Wynkoop Street, #1000 Denver, CO 80202 - 1132 303.573.1660 info @royalgold.com www.royalgold.com